A Phase II Multicenter Study of the Histone Deacetylase Inhibitor (HDACi) Abexinostat (PCI-24781) in Relapsed/Refractory Follicular Lymphoma (FL) and Mantle Cell Lymphoma (MCL)

Andrew M. Evens, DO, MSc[1], Julie M Vose, MD, MBA[2], Wael Harb, MD[3], Leo I. Gordon, MD[4], Robert Langdon, MD[5], Barbara Grant, MD[6], Julian Sprague, MD, PhD[7], Clara Plasencia, MS[8], Mint Sirisawad, MS[8], Jeanne Yue, MS[8], Ying Luan, PhD[8], Aaron Siek, BS[8], Lei Zhou, MD[8], Sriram Balasubramanian, PhD[8] and Nancy L. Bartlett, MD[9]

[1] The University of Massachusetts Medical School, Worcester, MA;
[2] University of Nebraska Medical Center, Omaha, NE;
[3] Horizon Oncology Center, Lafayette, IN;
[4] Northwestern University Feinberg School of Medicine, Chicago, IL;
[5] Nebraska Methodist Hospital, Omaha, NE;
[6] Medicine, Vermont Cancer Center, University of Vermont, Burlington, VT;
[7] Vermont Cancer Center, Burlington, VT;
[8] Pharmacyclics, Sunnyvale, CA;
[9] Washington University School of Medicine, St. Louis, MO

HDAC Inhibitors



NH3+
CH2
(CH2)3
Histone
"condensed"
HAT
HDAC 1-11
NH-C-CH3
O
CH2
(CH2)3
Histone
Ac Ac Ac
Ac Ac Ac
"open"
RAD51
+ HDAC inhibitor

Inhibition of HDAC (histone deacetylase) activity

- Induces acetylation of histones and other cellular proteins
- Results in the re-expression of silenced genes (e.g., p21)
- Leads to tumor cell apoptosis and down regulation of RAD51 and homologous recombination pathway of DNA repair

Adimoolam S et al. PNAS 2007

Abexinostat (PCI-24781/S 78454) – an Oral HDAC Inhibitor


HDAC1
HDAC2
HDAC3
HDAC8
HDAC11
Class I
HDAC6
HDAC10
Class IIb
HDAC4
HDAC5
HDAC7
HDAC9
Class IIa
Abexinostat

- Orally bioavailable with broad spectrum HDAC inhibition
- Strong binding affinity (< 20nM Ki) to all Class I and IIb isoforms except for HDAC8 (Ki = 200nM)
- Studied in > 250 patients with solid tumors and hematologic malignancies, and clinical activity observed with a tolerable safety profile
- Potent anti-tumor activities in lymphoma cell lines (p21, ROS, caspase, NFKB)*

*Buggy JJ et al. Mol Can Ther 2006; *Bhalla S and Evens AM. Clin Ca Res 2009*

PCYC-0403: Phase I/II Study in Relapsed/Refractory Lymphoma Patients

- Phase I: Dose escalation (reported at *ASH 2009*, Evens et al)
  - N= 25 (in 4 dose cohorts); revised Cheson staging criteria
  - Clinical activity noted in follicular lymphoma (FL) and mantle cell lymphoma (MCL) patients:
    - In FL (n=4): 1 CR, 1 PR and 2 SD
    - In MCL (n=2): 1 PR (on study for 43+ months) and 1 PD

CR in FL Patient

- **Heavily pretreated FL patient (72 year-old Female)**
- **5 prior treatments: 1) CHOP, 2) FAVID (vaccine), 3) SL11047, 4) doxorubicin, 5) rituximab/doxorubicin/fludarabine**
- **PR at cycle 4, CR at cycle 8**



Baseline

PET/CT



8 cycles PCI-24781

PCYC-0403: Phase I/II Study in Relapsed/Refractory Lymphoma Patients

- Phase I: Dose escalation (reported at *ASH 2009*, Evens et al)
  - N= 25 (in 4 dose cohorts); revised Cheson staging criteria
  - Clinical activity noted in follicular lymphoma (FL) and mantle cell lymphoma (MCL) patients:
    - In FL (n=4): 1 CR, 1 PR and 2 SD
    - In MCL (n=2): 1 PR (on study for 43+ months) and 1 PD
- **Phase II: in relapsed/refractory FL and MCL patients**
  - **N = 30 (16 FL and 14 MCL)**
  - **Abexinostat monotherapy given at 45 mg/m^2 BID 7 d/wk every other week x 2/cycle**
  - **Objectives:**
    - **Overall response rate**
    - **Duration of response, progression-free survival, safety and tolerability**

Subject Eligibility in Phase II of PCYC-0403

- Pathologically confirmed FL or MCL
- Received one to four prior regimens (prior allogeneic stem cell transplant excluded)
- Adequate organ function
- ECOG Performance Status ≤ 1
- No CNS lymphoma

Patient Characteristics in Phase II of PCYC-0403

	FL (N=16)	MCL (N=14)	Total (N=30)
Age: Median:	62	67	67
Range:	36-81	59-77	36-81
Gender: Female # (%)	8 (50.0)	2 (14.3)	10 (33.3)
Male # (%)	8 (50.0)	12 (85.7)	20 (66.7)
Prior regimens, # (%)			
Median	2	3	3
Range	1 – 4	1 – 5	1 – 5
Rituximab	15 (93.8)	14 (100)	29 (96.7)
CHOP/Chemo Combo*	14 (87.5)	13 (92.9)	27 (90.0)
auto-SCT	5 (31.3)	5 (35.7)	10 (33.3)

*received more than one chemo agent as a regimen

Median time on study for all patients was 5 (0.1-24.8) months

Data cutoff as of Apr 3, 2013

Common AEs In Phase II of PCYC-0403

(Events in ≥ 20 % of Patients that were at least possibly related to Abexinostat)



Nausea
Fatigue
Diarrhea
Thrombocytopenia
Vomiting
Anaemia
Decreased Appetite
Dysgeusia
Headache
Neutropenia
Oedema Peripheral
0%
10%
20%
30%
40%
50%
60%
70%
Grade 1
Grade 2
Grade 3
Grade 4

Data cutoff as of Apr 3, 2013

Evens et al ICML Lugano June 2013

Grade 3 or 4 AEs in Phase II of PCYC-0403

(Events in > 5 % of Patients that were at least possibly related to Abexinostat)

Adverse Event	Grade 3 # (%)	Grade 4 # (%)
Thrombocytopenia	2 (6.7)	3 (10.0)
Neutropenia	3 (10.0)	1 (3.3)
Fatigue	3 (10.0)	0 (0)
Anaemia	2 (6.7)	0 (0)
Arthralgia	2 (6.7)	0 (0)

- *One patient had transient grade 3 QTc prolongation; same patient had short-lived grade 3 atrial fibrillation.*

Data cutoff as of Apr 3, 2013

Best Response in Phase II of PCYC-0403



64%
7%
57%
21%
14%
27%
36%
36%
48%
4%
44%
28%
24%
60%
40%
20%
0%
PR
CR
SD
PD
FL (N=14)
NHL/MCL (N=11)
Total (N=25)

in patients who had baseline and post treatment response assessments

Data cutoff as of Apr 3, 2013

Evens et al ICML Lugano June 2013

Maximum Decrease In Tumor Burden in Phase II of PCYC-0403*

- **12/14 (86%) evaluable FL patients had reductions in sum of product diameters (SPD), 5 of which >75% reduction**



NHL/MCL
Follicular
% Change from Baseline SPD
100
80
60
40
20
0
-20
-40
-60
-80
-100
17
9
-4
-13
-37
-53
-66
-66
-66
-76
-82
-88
-89
-95
192*
144*
34
24
2
-8
-52
-72
221020
337004
221018
128003
221019
221023
229001
337001
337003
128005
320001
128004
229002
320002
320004
128006
337002
256008
221021
256006
337008
337007

**In patients who had baseline and post treatment lymph node assessments*

Data cutoff as of Apr 3, 2013

Evens et al ICML Lugano June 2013

Time on Study with Best Response in Phase II of PCYC-0403

- 8/9 (89%) of FL responders on study for > 8 months and 5 pts on study/ drug >18 months
- Median PFS in FL is 20.5 months (Kaplan-Meier estimate)


FL
MCL
229001
229002
337003
337001
320001
128003
128004
320002
128005
221019
221023
337004
221018
337005
221020
221025
337007
256006
337008
256007
221021
256008
128006
337002
221022
320004
256004
221024
320003
256003
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Months
IND
CR
PR
SD
PD
NA

** SPD reduction > 75%*

Data cutoff as of Apr 3, 2013

Evens et al ICML Lugano June 2013

Conclusions

- Abexinostat (PCI-24781) active in relapsed/ refractory B-cell lymphoma with an ORR of 48%
  - In FL, 64% ORR noted; responses appear durable
  - In MCL, ORR of 27%
- Safety profile consistent with this class of agents, but with less than 27% of patients experiencing Grade ≥3 cytopenia (mostly thrombocytopenia, 20%), despite the prolonged treatment
- Further examination of abexinostat in FL warranted

Acknowledgements

All the patients and their families who participated in the study.

Researchers from all clinical centers.

Colleagues from Pharmacyclics.

Backup: PFS for FL patients in Phase II

- **Median PFS in FL is 20.5 months (Kaplan-Meier estimate)**
- **Median time on study in FL is 11.9 (1.2-24.8) months**



1.0
0.8
0.6
0.4
0.2
0.0
Survival Probability
+ Censored
0 2 4 6 8 10 12 14 16 18 20 22 24
Months on Study

*The dash line is the median follow-up time of all evaluable FL patients.